United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported):  January 28, 2009

INDEPENDENCE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	010306 (Commission File Number)	58-1407235 (IRS Employer Identification No.)

96 Cummings Point Road, Stamford, CT 06902

(Address of Principal Executive Offices) (Zip Code)

(203) 358-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The information in this Report, including the exhibit, is being furnished pursuant to Item 7.01 and General Instruction B.2 thereunder.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure.

Beginning on January 28, 2009, certain officers of Independence Holding Company or its subsidiaries will make one or more presentations to certain business partners and/or members of the financial community.  Information contained in such presentations is furnished herein as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Executive Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

Dated: January 28, 2009

	By:	/s/ David T. Kettig
		Name:	David T. Kettig
		Title:	Senior Vice President and Co-Chief Operating Officer

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